                              -  BT INVESTMENT FUNDS  -






                            ------------------------------

                              INTERMEDIATE TAX FREE FUND

                            ------------------------------








                                    ANNUAL REPORT
                                    --------------
                                    SEPTEMBER-1997

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    LETTER TO SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . .3

    INTERMEDIATE TAX FREE FUND
       Statement of Assets and Liabilities . . . . . . . . . . . . . . . . .5
       Statement of Operations . . . . . . . . . . . . . . . . . . . . . . .5
       Statement of Changes in Net Assets. . . . . . . . . . . . . . . . . .6
       Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . .6
       Notes to Financial Statements . . . . . . . . . . . . . . . . . . . .7
       Report of Independent Accountants . . . . . . . . . . . . . . . . . .8

    INTERMEDIATE TAX FREE PORTFOLIO
       Schedule of Portfolio Investments . . . . . . . . . . . . . . . . . .9
       Statement of Assets and Liabilities . . . . . . . . . . . . . . . . 11
       Statement of Operations . . . . . . . . . . . . . . . . . . . . . . 11
       Statement of Changes in Net Assets. . . . . . . . . . . . . . . . . 12
       Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . 12
       Notes to Financial Statements . . . . . . . . . . . . . . . . . . . 13
       Report of Independent Accountants . . . . . . . . . . . . . . . . . 14

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the Intermediate Tax Free Fund, providing a review of the market, the portfolio, and our outlook in an easy-to-read, consolidated format. Also included is a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The Intermediate Tax Free Fund (the "Fund") returned 7.43%* for the twelve months ending September 30, 1997, as compared to 8.07% for the Lehman 7-Year Government Obligations Index** and 7.22% for the Lipper Intermediate Municipal Debt Average+. Since its inception on July 20, 1992, the Fund delivered a total return of 32.56% cumulatively, or 5.57% annualized as of September 30, 1997.
For the 5-year period ended September 30, 1997, the Fund's annualized return was 5.80%.

MARKET ACTIVITY
During the first half of the Fund's fiscal year, interest rates rose as the economy grew and anticipation of the Federal Reserve Board's rate hike was widespread. Once the Federal Reserve Board finally took action on March 25th, raising the Fed funds rate by 0.25% to 5.5%, and inflationary pressures remained subdued, this directional trend reversed, and rates fell during the second six
months.   In all, over the course of the year, intermediate tax free bond yields fell by about 0.50%, and intermediate government bonds fell by about 0.60%. Interestingly, yields actually rose right after the official rate hike, but as the economy slowed, and the inflation picture, already quite benign, brightened even further, yields began a slow descent from the end of April through September.

--------------------------------------------------------------------------------
                                      OBJECTIVE
Seeks high current income exempt from Federal taxes with moderate risk to capital++.
--------------------------------------------------------------------------------

Municipal securities supply during the fourth quarter of 1996 was slightly lower than usual, in large part due to the rising rates. However, over the first nine months of 1997, supply, through both new issue volume and refunding bonds, was running ahead, up approximately 18% over the same period one year ago, and the demand side followed suit. In particular, the lower interest rates sparked a number of refunding deals, as municipalities sought to take advantage of this opportunity to lower their payments.

--------------------------------------------------------------------------------
                                INVESTMENT INSTRUMENTS
Diversified range of high grade intermediate term securities issued by states and their political subdivisions, authorities, agencies and instrumentalities, providing income exempt from Federal income taxes. The weighted average maturity of securities will range from three to eight years.
--------------------------------------------------------------------------------

Credit quality spreads narrowed during the fiscal year, as upgrades outnumbered downgrades. This positive trend was, in large part, due to the better economy boosting tax revenues, and thus putting more money in municipal coffers and bettering their overall financial positions. The Taxpayer Relief Act of 1997, signed into law by President Clinton on August 5, 1997, has, to date, had minimal impact on the municipal securities market.

INVESTMENT REVIEW
The Fund outperformed its category average. The underperformance to its benchmark can be attributed to our more conservative credit position. As credit spreads narrowed, lower rated securities produced comparatively higher returns. However, it is important to note that the Fund's prospectus mandates higher credit quality standards than held by the benchmark. It is our belief that this is the more prudent strategy over the long term.

Duration positioning also impacted performance. Anticipating the Federal Reserve Board's action, our slightly shorter than Index duration, held throughout the fiscal year's first six months, proved to be the primary driving force of the Fund's outperformance for the month of March when rates rose. We then extended duration in April and stayed slightly longer than the Index for most of the second half of the year, based on our interest rate outlook. On September 30, the Fund's duration stood at 6.2 years.

We continued to concentrate the Fund's purchases in high tax states. Specifically, we increased the Fund's exposure to New York-issued securities to approximately 31% of total assets as of September 30, 1997, as heavy supply led to attractive yields there. We also added to the Fund's holdings in Michigan, Connecticut, and California. We sold Arizona, North Carolina, and Illinois bonds, due simply to the laws of supply and demand. As indicated in our last report, we continue to buy when there is a particularly high supply and yield spreads are wide and to sell when supply is low and yield spreads have narrowed. In other words, when imbalances are created, so, too, are opportunities for the Fund.

Maintaining our focus on high quality issues, we also sold some lower rated credits. More than three-fourths of the Fund's holdings are, as of September 30, rated AAA. To this same end, we continued to sell bonds whose calls may get in the way of performance and to purchase non-callable bonds, thereby improving the overall call structure of the portfolio. The Fund ended the annual period with 12% of its assets in cash, just slightly less than the 13% allocation held at the end of March.

MANAGER OUTLOOK
For the near term, we anticipate maintaining the Fund's slightly longer than the Index duration, as we believe that the outlook for inflation remains favorable, that interest rates may fall further, and that the Federal Reserve Board will not take official action in the coming months. Limited supply of new treasury
bonds also supports our slightly longer duration stance.   At the same time,
however, we continue to believe that it will be difficult to sustain the pace of economic growth seen over the past four quarters, without some resulting pickup in inflation. Rising wage rates in response to the tight labor market conditions are bound to put some pressure on profit margins, force
-------------------
* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Lehman 7-Year Government Bond Obligations Index is composed of Agency and Treasury securities with maturities of 7-8 years. Indexes are unmanaged, and investments cannot be made in an index.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. These figures do not reflect sales charges.

++ Income may be subject to the federal alternative minimum tax and state and local taxes.

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

DIVERSIFICATION OF PORTFOLIO INVESTMENTS
By Sector as of September 30, 1997
(PERCENTAGES ARE BASED ON MARKET VALUE)


[CHART]

University Revenue........................................................... 5%
Environmental Control........................................................ 6%
Water Revenue................................................................ 6%
Sewer Revenue................................................................ 7%
Refunding Bonds.............................................................. 9%
Transportation.............................................................. 16%
Building Revenue............................................................. 4%
Power Revenue................................................................ 3%
Public Improvements.......................................................... 3%
Other....................................................................... 16%
General Obligations......................................................... 25%


prices higher, or both. As inflation picks up, interest rates are expected to follow. Thus, looking ahead a bit longer-term to the first half of 1998, we believe that interest rates may start to move back up again, possibly through proactive action on the part of the Federal Reserve Board. We would likely shorten the Portfolio's duration in response.

We expect that the Taxpayer Relief Act of 1997 will continue to have minimal impact. Some restrictions on issuance have been eliminated through the Act, which may lead to higher supply; liberalization of IRAs may lead to somewhat decreased demand. However, it is other potential changes in the tax laws that may be of greater concern going forward.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek to produce a yield greater than a tax free money market fund with lower risk to principal than a longer term or lower credit quality tax free bond fund.*

We value your ongoing support of the Intermediate Tax Free Fund and look forward to continuing to serve your investment needs in the years ahead.

                                   /s/ Gary Pollock

                                     Gary Pollack

                               Portfolio Manager of the
                           Intermediate Tax Free Portfolio
                                  September 30, 1997

-------------------
*   Unlike money market funds, the share value of the fund will fluctuate.


--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE TAX FREE FUND AND THE LEHMAN 7-YEAR G.O. BOND INDEX SINCE JULY 31, 1992.

--------------------------------------------------------------------------------
                           TOTAL RETURN FOR THE PERIOD
                              ENDED SEPTEMBER 30, 1997

                         One year           Since 7/20/92*
    7.43%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5.57%**
-------------------
*   The Fund's inception date.
**  Annualized.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

[GRAPH]

                  Intermediate Tax                Lehman 7-Year G.O.
                Bond Index - $13,715             Free Fund - $113,172


Jul-92                  10000                              10000
Sep-92                   9937                               9972
Dec-92                  10088                              10140
Mar-93                  10377                              10463
Jun-93                  10656                              10761
Sep-93                  10960                              11076
Dec-93                  11089                              11227
Mar-94                  10667                              10741
Jun-94                  10726                              10889
Sep-94                  10787                              10973
Dec-94                  10667                              10864
Mar-95                  11255                              11452
Jun-95                  11533                              11760
Sep-95                  11779                              12147
Dec-95                  12130                              12446
Mar-96                  12018                              12419
Jun-96                  12084                              12456
Sep-96                  12261                              12691
Dec-96                  12535                              13017
Mar-97                  12499                              12997
Jun-97                  12855                              13359
Sep-97                  13172                              13715


Past performance is not indicative of future performance.

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND

STATEMENT OF ASSETS AND LIABILITIES  SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in Intermediate Tax Free Portfolio, at Value. .     $18,382,877
Receivable for Shares of Beneficial Interest Subscribed. .         400,000
  Prepaid Expenses and Other . . . . . . . . . . . . . . .           3,658
                                                               -----------
Total Assets . . . . . . . . . . . . . . . . . . . . . . .      18,786,535
                                                               -----------
LIABILITIES
  Due to Bankers Trust . . . . . . . . . . . . . . . . . .           2,817
  Payable for Shares of Beneficial Interest Redeemed . . .          12,514
  Dividends Payable. . . . . . . . . . . . . . . . . . . .          24,599
  Accrued Expenses and Other . . . . . . . . . . . . . . .          14,204
                                                               -----------
Total Liabilities. . . . . . . . . . . . . . . . . . . . .          54,134
                                                               -----------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . .     $18,732,401
                                                               -----------
                                                               -----------
COMPOSITION OF NET ASSETS
  Paid-in Capital. . . . . . . . . . . . . . . . . . . . .     $18,089,310
  Accumulated Net Realized Gain from Investment
    Transactions . . . . . . . . . . . . . . . . . . . . .          24,772
  Net Unrealized Appreciation on Investments . . . . . . .         618,319
                                                               -----------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . .     $18,732,401
                                                               -----------
                                                               -----------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 (net assets divided by shares outstanding). . . . . . . .     $     10.65
                                                               -----------
                                                               -----------
SHARES OUTSTANDING ($0.001 par value per share, unlimited
  number of shares of beneficial interest authorized). . .       1,759,166
                                                               -----------
                                                               -----------


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  FOR THE YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income Allocated from Intermediate Tax Free
    Portfolio, net . . . . . . . . . . . . . . . . . . . .     $   992,170

EXPENSES
  Administration and Services Fees . . . . . . . . . . . .          85,690
  Printing and Shareholder Reports . . . . . . . . . . . .          14,000
  Registration Fees. . . . . . . . . . . . . . . . . . . .          10,959
  Professional Fees. . . . . . . . . . . . . . . . . . . .           8,950
  Trustees Fees. . . . . . . . . . . . . . . . . . . . . .           2,750
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . .           4,912
                                                               -----------
  Total Expenses . . . . . . . . . . . . . . . . . . . . .         127,261
  Less Expenses Absorbed by Bankers Trust. . . . . . . . .         (41,571)
                                                               -----------
    Net Expenses . . . . . . . . . . . . . . . . . . . . .          85,690
                                                               -----------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .         906,480
                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain from Investment Transactions . . . . .         692,946
  Net Change in Unrealized Appreciation on Investments . .         (90,804)
                                                               -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS. . . . . .         602,142
                                                               -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS . . . . . . . .     $ 1,508,622
                                                               -----------
                                                               -----------


                     See Notes to Financial Statements on Page 7

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                  FOR THE                 FOR THE
                                                                 YEAR ENDED        PERIOD JANUARY 1, 1996
                                                             SEPTEMBER 30, 1997    TO SEPTEMBER 30, 1996*
                                                             ------------------    ----------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net Investment Income. . . . . . . . . . . . . . . . . .    $    906,480             $    713,520
  Net Realized Gain from Investment Transactions . . . . .         692,946                  276,617
  Net Change in Unrealized Appreciation on Investments . .         (90,804)                (754,829)
                                                              ------------             ------------
Net Increase in Net Assets from Operations . . . . . . . .       1,508,622                  235,308
                                                              ------------             ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income. . . . . . . . . . . . . . . . . .        (906,480)                (713,520)
                                                              ------------             ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Proceeds from Sales of Shares. . . . . . . . . . . . . .       7,441,482                3,212,369
  Dividend Reinvestments . . . . . . . . . . . . . . . . .         633,740                  480,696
  Cost of Shares Redeemed. . . . . . . . . . . . . . . . .     (11,952,520)              (3,420,402)
                                                              ------------             ------------
Net Increase (Decrease) from Capital Transactions
  in Shares of Beneficial Interest . . . . . . . . . . . .      (3,877,298)                 272,663
                                                              ------------             ------------
TOTAL DECREASE IN NET ASSETS . . . . . . . . . . . . . . .      (3,275,156)                (205,549)
NET ASSETS
Beginning of Period. . . . . . . . . . . . . . . . . . . .      22,007,557               22,213,106
                                                              ------------             ------------
End of Period. . . . . . . . . . . . . . . . . . . . . . .    $ 18,732,401             $ 22,007,557
                                                              ------------             ------------
                                                              ------------             ------------


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Intermediate Tax Free Fund.


                                                           FOR THE         FOR THE PERIOD      FOR THE YEARS ENDED DECEMBER 31,
                                                         YEAR ENDED      JANUARY 1, 1996 TO    --------------------------------
                                                     SEPTEMBER 30, 1997  SEPTEMBER 30, 1996*    1995        1994        1993
                                                     ------------------  -------------------    ----        ----        ----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . .          $10.34              $10.56          $9.72       $10.54       $9.99
                                                        --------            --------       --------     --------    --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income. . . . . . . . . . . . .            0.44                0.33           0.47         0.42        0.41
  Net Realized and Unrealized Gain
     (Loss) on Investments . . . . . . . . . . .            0.31               (0.22)          0.84        (0.82)       0.57
                                                        --------            --------       --------     --------    --------
Total Income (Loss) from Investment Operations .            0.75                0.11           1.31        (0.40)       0.98
                                                        --------            --------       --------     --------    --------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income. . . . . . . . . . . . .           (0.44)              (0.33)         (0.47)       (0.42)      (0.41)
  Net Realized Gain from Investment
     Transactions. . . . . . . . . . . . . . . .              --                  --             --           --       (0.02)
                                                        --------            --------       --------     --------    --------
Total Distributions. . . . . . . . . . . . . . .           (0.44)              (0.33)         (0.47)       (0.42)      (0.43)
                                                        --------            --------       --------     --------    --------
NET ASSET VALUE, END OF PERIOD . . . . . . . . .          $10.65              $10.34         $10.56        $9.72      $10.54
                                                        --------            --------       --------     --------    --------
TOTAL INVESTMENT RETURN. . . . . . . . . . . . .            7.43%               4.09%**       13.71%      (3.81)%       9.94%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted) . . .         $18,732             $22,008        $22,213      $25,303     $31,709
  Ratios to Average Net Assets:
     Net Investment Income . . . . . . . . . . .            4.23%               4.25%**        4.58%        4.20%       3.88%
     Expenses, Including Expenses of the
       Intermediate Tax Free Portfolio . . . . .            0.85%               0.85%**        0.85%        0.85%       0.85%
     Decrease Reflected in Above Expense
       Ratio Due to Absorption of Expenses by
       Bankers Trust . . . . . . . . . . . . . .            0.30%               0.38%**        0.28%        0.36%       0.35%

-------------------
* The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
**  Annualized

                     See Notes to Financial Statements on Page 7

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Intermediate Tax Free Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on July 20, 1992. The Fund invests substantially all of its assets in the Intermediate Tax Free Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1997, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report.

B. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C. DIVIDENDS
It is the Fund's policy to declare dividends daily and distribute monthly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

D. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. For the year ended September 30, 1997, $36,188 was reclassified from paid-in-capital as net realized gain.

E. OTHER
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those esimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.40 of 1% of the Fund's average daily net assets. For the year ended September 30, 1997, this fee aggregated $85,690.

The Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the Act, Edgewood may seek reimbursement, at an annual rate not exceeding 0.20 of 1% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the year ended September 30, 1997, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.40 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and
0.85 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. For the year ended September 30, 1997, expenses of the Fund have been reduced by $41,571.

Certain trustees and officers of the Fund are also directors, officers and/or employees of Edgewood. None of the trustees so affiliated received compensation for services as trustee the Fund. Similarly, none of the Fund's officers received compensation from the Fund.

NOTE 3--SHARES OF BENEFICIAL INTEREST
At September 30, 1997, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                              FOR THE                  FOR THE PERIOD
                            YEAR ENDED               JANUARY 1, 1996 TO
                        SEPTEMBER 30, 1997           SEPTEMBER 30, 1996*
                        ------------------           -------------------
                      SHARES         AMOUNT         SHARES         AMOUNT
                      ------         ------         ------         ------
Sold                  714,509    $ 7,499,515        305,971    $ 3,212,369
Reinvested             54,979        575,707         46,327        480,696
Redeemed           (1,138,076)   (11,952,520)      (328,712)    (3,420,402)
                  -----------    -----------    -----------    -----------
Net Increase
  (Decrease)         (368,588)   $(3,877,298)        23,586    $   272,663
                  -----------    -----------    -----------    -----------
                  -----------    -----------    -----------    -----------

-------------------
* The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Trustees and Shareholders of the BT Investment Funds:


We have audited the accompanying statement of assets and liabilities of the Intermediate Tax Free Fund (one of the Funds comprising BT Investment Funds) as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the nine month period ended September 30, 1996 and the financial highlights for the year ended September 30, 1997, the period January 1, 1996 to September 30, 1996 and the years ended December 31, 1995, 1994 and 1993 . These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Intermediate Tax Free Fund of BT Investment Funds as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year ended September 30, 1997 and the nine month period ended September 30, 1996, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
November 5, 1997

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS SEPTEMBER 30, 1997
--------------------------------------------------------------------------------



Principal
Amount                       Description                                           Value
------                       -----------                                           -----
                   LONG-TERM MUNICIPAL BONDS - 86.99%
                   ARIZONA - 2.55%
   $   440,000     Arizona State Transportation Board Excise
                        Tax, 5.60%, 7/01/03. . . . . . . . . . . . . . . .     $  469,075
                                                                               ----------

                   CALIFORNIA - 7.18%
       500,000     California State, 5.75%, 11/01/11 . . . . . . . . . . .        545,520
       800,000     Sacramento County California Sanitation
                        District Finance Authority Revenue, 5.00%,
                        12/01/15 . . . . . . . . . . . . . . . . . . . . .        774,880
                                                                               ----------
                                                                                1,320,400
                                                                               ----------

                   CONNECTICUT - 10.29%
       500,000     Connecticut State Clean Water Fund
                        Revenue, 5.00%, 3/01/11. . . . . . . . . . . . . .        502,805
       500,000     Connecticut State, Series A, 6.25%, 5/15/06 . . . . . .        560,050
       275,000     Connecticut State Special Tax Obligations,
                        6.75%, 2/15/99 . . . . . . . . . . . . . . . . . .        283,500
       500,000     Connecticut State Special Tax Obligations
                        Revenue, 5.90%, 9/01/05. . . . . . . . . . . . . .        545,835
                                                                               ----------
                                                                                1,892,190
                                                                               ----------

                   DELAWARE - 3.05%
       520,000     Delaware Transportation Authority, 6.10%,
                        7/01/02. . . . . . . . . . . . . . . . . . . . . .        559,806
                                                                               ----------

                   FLORIDA - 0.29%
        50,000     Dade County, Florida Aviation Authority,
                        5.40%, 10/01/07. . . . . . . . . . . . . . . . . .         53,261
                                                                               ----------

                   INDIANA - 4.50%
       500,000     Indiana Transportation Finance Authority
                        Highway Revenue, (AMBAC Insured),
                        Series B, 5.00%, 12/01/09. . . . . . . . . . . . .        502,945
       300,000     Indiana University Revenues, 6.60%, 8/01/01 . . . . . .        324,141
                                                                               ----------
                                                                                  827,086
                                                                               ----------

                   MAINE - 2.87%
       500,000     Maine Municipal Bond, Series B, (MBIA
                        Insured), 5.375%, 11/01/05 . . . . . . . . . . . .        527,280
                                                                               ----------

                   MASSACHUSETTS - 9.95%
       500,000     Massachusetts Bay Transportation Authority
                        General Transportation System, Series A,
                        5.40%, 3/01/08 . . . . . . . . . . . . . . . . . .        528,130
       500,000     Massachusetts State Consumer Loan,
                        Series A, 5.50%, 11/01/08. . . . . . . . . . . . .        533,790
       775,000     Massachusetts State Special Obligation
                        Revenue Consumer Loan, Series A,
                        5.00%, 6/01/14 . . . . . . . . . . . . . . . . . .        766,739
                                                                               ----------
                                                                                1,828,659
                                                                               ----------

                   MICHIGAN - 6.87%
       500,000     Kent County Michigan Refuse Disposal
                        Systems, Series A, 5.00%, 11/01/07 . . . . . . . .        515,975
       500,000     Michigan State Building Authority, (AMBAC
                        Insured), 6.00%, 10/01/02. . . . . . . . . . . . .        537,895
       200,000     Michigan State Housing Development
                        Authority, 6.30%, 12/01/03 . . . . . . . . . . . .        208,776
                                                                               ----------
                                                                                1,262,646
                                                                               ----------

                   NEBRASKA - 1.73%
       300,000     Nebraska Public Power District Revenue,
                        5.70%, 1/01/05 . . . . . . . . . . . . . . . . . .        317,289
                                                                               ----------

                   NEVADA - 2.90%
    $  500,000     Clark County, Nevada Highway Improvement
                        Revenue, (AMBAC Insured), 5.70%, 7/01/03 . . . . .        532,945
                                                                               ----------

                   NEW JERSEY - 1.30%
       225,000     New Jersey State Turnpike Authority, 6.00%,
                        1/01/05. . . . . . . . . . . . . . . . . . . . . .        239,247
                                                                               ----------

                   NEW YORK - 21.35%
       700,000     New York City, New York, G.O., Series E,
                        6.00%, 8/01/07 . . . . . . . . . . . . . . . . . .        770,966
       500,000     New York State Dormitory Authority Revenue
                        Cons City University System, (FGIC
                        Insured), 5.75%, 7/01/13 . . . . . . . . . . . . .        540,790
       500,000     New York State Dormitory Authority, Series E,
                        5.25%, 8/15/08 . . . . . . . . . . . . . . . . . .        518,860
       500,000     New York State Dormitory Authority Revenue
                        New York University, (MBIA Insured),
                        Series A, 6.00%, 7/01/06 . . . . . . . . . . . . .        551,445
       500,000     New York State Environment Facility Corp.,
                        5.75%, 6/15/10 . . . . . . . . . . . . . . . . . .        538,335
       500,000     New York State Environmental Facilities
                        Corp. Pollution Control Revenue State Water
                        Revolving Fund, Series C, 5.05%, 12/15/10. . . . .        505,735
       500,000     New York State Local Government Assistance
                        Corp., Series E, 5.25%, 4/01/16. . . . . . . . . .        499,410
                                                                               ----------
                                                                                3,925,541
                                                                               ----------

                   TENNESSEE - 0.06%
        10,000     Shelby County, Tennessee Public
                        Improvement, Series B, 5.25%, 11/01/06 . . . . . .         10,531
                                                                               ----------

                   TEXAS - 8.62%
       175,000     Garland, Texas Independent School District,
                        6.40%, 2/15/98 . . . . . . . . . . . . . . . . . .        175,355
       500,000     Texas State, Series A, 6.00%, 10/01/06. . . . . . . . .        554,625
       300,000     Texas Water Resources Finance Authority
                        Revenue, 7.30%, 8/15/04. . . . . . . . . . . . . .        313,737
       500,000     University of Texas, Series A, 6.50%, 8/15/01 . . . . .        541,260
                                                                               ----------
                                                                                1,584,977
                                                                               ----------

                   VIRGINIA - 2.34%
       400,000     Arlington County Virginia, 5.50%, 8/01/05 . . . . . . .        429,420
                                                                               ----------

                   WISCONSIN - 1.14%
       200,000     Wisconsin State Transportation, 6.00%,
                        7/01/00. . . . . . . . . . . . . . . . . . . . . .        209,570
                                                                               ----------

TOTAL LONG-TERM MUNICIPAL BONDS (Cost $15,371,187) . . . . . . . . . . . .     15,989,923
                                                                               ----------

                   FLOATING RATE DEMAND NOTES - 12.78%
                   FLORIDA - 0.54%
       100,000     Palm Beach County Florida Water & Sewer
                        Revenue, 5.00%, 10/01/11 . . . . . . . . . . . . .        100,000
                                                                               ----------

                   NEW YORK - 12.24%
       600,000     New York City Water Authority, 3.65%, 6/15/25 . . . . .        600,000
       200,000     New York, New York, G.O., 5.00%, 8/15/19. . . . . . . .        200,000
       200,000     New York, New York, G.O., 5.00%, 8/15/18. . . . . . . .        200,000
       200,000     New York, New York, G.O., 3.10%, 8/01/16. . . . . . . .        200,000
       200,000     New York, New York, G.O., 5.00%, 8/15/21. . . . . . . .        200,000
       150,000     New York, New York, G.O., 5.00%, 8/15/21. . . . . . . .        150,000
       100,000     New York, New York, G.O., 5.00%, 8/01/23. . . . . . . .        100,000

                  See Notes to Financial Statements on Page 13

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS SEPTEMBER 30, 1997
--------------------------------------------------------------------------------


Principal
Amount                       Description                                           Value
------                       -----------                                           -----
    $  400,000     New York State Energy Research &
                        Development Authority, Pollution Control
                        Revenue, 3.25%, 6/01/29. . . . . . . . . . . . . .    $   400,000
       200,000     New York State Energy Research &
                        Development Authority, Pollution Control
                        Revenue, 5.55%, 7/01/15. . . . . . . . . . . . . .        200,000
                                                                              -----------
                                                                                2,250,000
                                                                              -----------

TOTAL FLOATING RATE DEMAND NOTES (Cost $2,350,000) . . . . . . . . . . . .      2,350,000
                                                                              -----------

TOTAL INVESTMENTS (Cost $17,721,187) . . . . . .          99.77%              $18,339,923
Other Assets in Excess of Liabilities. . . . . .           0.23%                   43,097
                                                         -------              -----------
Net Assets . . . . . . . . . . . . . . . . . . .         100.00%              $18,383,020
                                                         -------              -----------
                                                         -------              -----------

-------------------------
The following abbreviations are used in portfolio descriptions:
AMBAC    --   American Municipal Bond Assurance Corporation
FGIC     --   Financial Guaranty Insurance Corporation
GO       --   General Obligation
MBIA     --   Municipal Bond Insurance Corporation




                     See Notes to Financial Statements on Page 13

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments, at Value (Cost of $17,721,187). . . . . . .    $ 18,339,923
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . .         589,654
  Receivable for Securities Sold . . . . . . . . . . . . .         510,551
  Interest Receivable. . . . . . . . . . . . . . . . . . .         224,908
                                                              ------------
Total Assets . . . . . . . . . . . . . . . . . . . . . . .      19,665,036
                                                              ------------
LIABILITIES
  Due to Bankers Trust . . . . . . . . . . . . . . . . . .           6,399
  Payable for Securities Purchased . . . . . . . . . . . .       1,266,310
  Accrued Expenses and Other . . . . . . . . . . . . . . .           9,307
                                                              ------------
Total Liabilities. . . . . . . . . . . . . . . . . . . . .       1,282,016
                                                              ------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . .    $ 18,383,020
                                                              ------------
                                                              ------------
COMPOSITION OF NET ASSETS
  Paid-in Capital. . . . . . . . . . . . . . . . . . . . .    $ 17,764,284
  Net Unrealized Appreciation on Investments . . . . . . .         618,736
                                                              ------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . .    $ 18,383,020
                                                              ------------
                                                              ------------


--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest . . . . . . . . . . . . . . . . . . . . . . . .    $  1,088,843
EXPENSES
  Advisory Fees. . . . . . . . . . . . . . . . . . . . . .          85,925
  Administration and Services Fees . . . . . . . . . . . .          10,741
  Professional Fees and Other. . . . . . . . . . . . . . .          20,499
  Trustees Fees. . . . . . . . . . . . . . . . . . . . . .           2,100
                                                              ------------
  Total Expenses . . . . . . . . . . . . . . . . . . . . .         119,265
  Less Expenses Absorbed by Bankers Trust. . . . . . . . .         (22,599)
                                                              ------------
     Net Expenses. . . . . . . . . . . . . . . . . . . . .          96,666
                                                              ------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .         992,177
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain from Investment Transactions . . . . .         692,950
  Net Change in Unrealized Appreciation on Investments . .         (90,805)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS. . . . . .         602,145
                                                              ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS . . . . . . . .    $  1,594,322
                                                              ------------
                                                              ------------


                     See Notes to Financial Statements on Page 13

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                  FOR THE             FOR THE PERIOD
                                                                 YEAR ENDED         JANUARY 1, 1996 TO
                                                             SEPTEMBER 30, 1997     SEPTEMBER 30, 1996*
                                                             ------------------     -------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net Investment Income. . . . . . . . . . . . . . . . . .    $    992,177             $    780,710
  Net Realized Gain from Investment Transactions . . . . .         692,950                  276,619
  Net Change in Unrealized Appreciation on Investments . .         (90,805)                (754,832)
                                                              ------------             ------------
Net Increase in Net Assets from Operations . . . . . . . .       1,594,322                  302,497
                                                              ------------             ------------
CAPITAL TRANSACTIONS
  Proceeds from Capital Invested . . . . . . . . . . . . .       7,698,778                3,694,217
  Value of Capital Withdrawn . . . . . . . . . . . . . . .     (12,929,481)              (4,230,017)
                                                              ------------             ------------
Net Decrease in Net Assets from Capital Transactions . . .      (5,230,703)                (535,800)
                                                              ------------             ------------
TOTAL DECREASE IN NET ASSETS . . . . . . . . . . . . . . .      (3,636,381)                (233,303)
                                                              ------------             ------------
NET ASSETS
Beginning of Period. . . . . . . . . . . . . . . . . . . .      22,019,401               22,252,704
                                                               ------------             ------------
End of Period. . . . . . . . . . . . . . . . . . . . . . .    $ 18,383,020             $ 22,019,401
                                                              ------------             ------------
                                                              ------------             ------------



--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Intermediate Tax Free Portfolio.


                                                           FOR THE         FOR THE PERIOD             FOR THE YEARS ENDED,
                                                         YEAR ENDED      JANUARY 1, 1996 TO       ----------------------------
                                                     SEPTEMBER 30, 1997  SEPTEMBER 30, 1996*      1995        1994        1993
                                                     ------------------  -------------------      ----        ----        ----
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted) . . .         $18,383             $22,019           $22,253     $25,326      $31,745
  Ratios to Average Net Assets:
     Net Investment Income . . . . . . . . . . .            4.62%               4.64%**           4.97%       4.58%        4.29%
     Expenses. . . . . . . . . . . . . . . . . .            0.45%               0.45%**           0.45%       0.45%        0.45%
     Decrease Reflected in Above Expense
       Ratio Due to Absorption of Expenses by
       Bankers Trust . . . . . . . . . . . . . .            0.11%               0.14%**           0.08%       0.14%        0.18%
  Portfolio Turnover Rate. . . . . . . . . . . .             171%                130%               95%        118%          40%


* The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
**  Annualized


                     See Notes to Financial Statements on Page 13

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A.  ORGANIZATION
The Intermediate Tax Free Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and commenced operations on July 20, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B.  SECURITY VALUATION
The Portfolio's investments are carried at fair market value as determined by an independent pricing service at the end of each business day. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. Securities for which quotations are not available are stated at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C.  SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D.  REPURCHASE AGREEMENTS
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E.  FEDERAL INCOME TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

F.  OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.05 of 1% of the Portfolio's average daily net assets. For the year ended September 30, 1997, this fee aggregated $10,741.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of 0.40 of 1% of the Portfolio's average daily net assets. For the year ended September 30, 1997, this fee aggregated $85,925.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit all expenses to 0.45 of 1% of the average daily net assets of the Portfolio. For the year ended September 30, 1997, expenses of the Portfolio have been reduced by $22,599.

Certain trustees and officers of the Portfolio are also directors, officers and/or employees of Edgewood. None of the trustees so affiliated received compensation for services as trustee of the Portfolio. Similarly, none of the Portfolio's officers received compensation from the Portfolio.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1997 were $31,512,166 and $33,723,484, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 1997 was $17,721,187. The aggregate gross unrealized appreciation for all investments was $619,222, and the aggregate gross unrealized depreciation for all investments was $486.

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE PORTFOLIO

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of the Intermediate Tax Free
Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Intermediate Tax Free Portfolio as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the nine month period ended September 30, 1996 and the financial highlights for the year ended September 30, 1997, the period January 1, 1996 to September 30, 1996 and the years ended December 31, 1995, 1994 and 1993. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Intermediate Tax Free Portfolio as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year ended September 30, 1997 and the nine month period ended September 30, 1996, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
November 5, 1997

                         This page intentionally left blank.

BT INVESTMENT FUNDS
INTERMEDIATE TAX FREE FUND






INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006



DISTRIBUTOR
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897



CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006



INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO  64105



COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY  10022






              For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313.